Long-Term Time Deposits and Held-to-Maturiity Investments - Summary of Estimated Amortized Cost of Long Term Time Deposits and Held-to-Maturity Investments (Detail) - Long Term Investments - Corporate Debt Securities
¥ in Millions, $ in Millions
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Due in 1 year
Due in 1 year through 2 years	11,089	1,608	7,914
Due in 2 years through 3 years	12,240	1,775
Due in 3 year through 5 years	300	43
Total	¥ 23,629	$ 3,426	¥ 7,914